SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2005

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 23, 2004, Saul Centers, Inc. (the “Company”) acquired the 197,000 square foot Safeway-anchored Briggs Chaney Plaza shopping center located in Silver Spring, Maryland. The center, constructed in 1983, is 93% leased and was acquired for a purchase price of $27.3 million. The Company has substantially completed interior construction to reconfigure a portion of the vacant space totaling approximately 11,000 square feet and is completing plans for a substantial façade renovation of the shopping center. The façade renovation is projected to be substantially completed in mid 2005. The initial purchase price of this acquisition exceeded 5% of the Company’s total assets as of December 31, 2003. The Company previously filed a Form 8-K, dated May 7, 2004, reporting the acquisition of two shopping centers, both purchased in February 2004, where the aggregate purchase price of the properties exceeded 10% of the Company’s total assets as of December 31, 2003.

The April 2004 acquisition was made pursuant to an acquisition agreement, the seller of which was unrelated to the Company. The purchase price of the property was funded from the Company’s line of credit and cash on hand. In acquiring the property, the Company evaluated the following factors:

•	the location and accessibility of the property;

•	the geographic area and demographic characteristics of the surrounding community, as well as the local real estate market, including potential for growth and potential regulatory impediments to development;

•	the size of the property;

•	the purchase price;

•	the non-financial terms of the acquisition;

•	the availability of funds or other consideration for the acquisition and the costs thereof;

•	the “fit” of the property with the Company’s existing portfolio;

•	the potential for any environmental problems;

•	the current and historical occupancy rates of the property as well as comparable and competing properties in the same market;

•	the quality of construction and design and the current physical condition of the property;

•	the financial and other characteristics (including market share) of the anchor tenants and the terms of existing anchor leases; and

•	the potential for capital appreciation.

The Company is not aware of any material factors relating to the property other than those discussed above that would cause the financial information included in Item 9.01 below not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements for business acquired

1.	Briggs Chaney Plaza – Audited Statement of Revenues over Certain Operating Expenses for the year ended December 31, 2003 and Unaudited Statement of Revenues over Certain Operating Expenses for the three month period ended March 31, 2004.

(b)	Pro forma financial information

1.	Saul Centers, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004.

2.	Saul Centers, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2004.

3.	Saul Centers, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations and the year ended December 31, 2003.

(c)	Exhibits

23.	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: January 27, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Saul Centers, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Briggs Chaney Plaza (the “Property”) for the year ended December 31, 2003. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly in all material respects, the revenues and certain operating expenses described in Note 2 of Briggs Chaney Plaza for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
McLean, Virginia

January 17, 2005

Briggs Chaney Plaza

Statement of Revenues Over Certain Operating Expenses

	Year ended December 31, 2003	Three months ended March 31, 2004
		(unaudited)
Revenues
Base rent	$2,140,836	$549,462
Expense recoveries	489,228	133,809
Other	18,548	31,875

Total revenues	2,648,612	715,146

Operating expenses
Real estate taxes	254,508	61,746
Repairs and maintenance	282,726	49,318
Management fees	88,124	26,452
Utilities	43,676	12,464
Professional fees	148,068	14,744
Insurance	76,373	12,998
Other	20,268	26,496

Total operating expenses	913,743	204,218

Revenues over certain operating expenses	$1,734,869	$510,928

See accompanying notes.

Briggs Chaney Plaza

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

1.	Description of real property acquired

On April 23, 2004 Saul Centers, Inc. (the “Company”) acquired the 197,000 square foot, Safeway-anchored, Briggs Chaney Plaza shopping center (the “Property”) located in Silver Spring, Maryland for a purchase price of $27.3 million. The center was constructed in 1983 and was 93% leased at the date of the acquisition. The Company is organized as a real estate investment trust and engages in ownership operation, management, leasing, acquisition, renovation, expansion, development and financing of community and neighborhood shopping centers and office properties primarily in the Washington, D.C./Baltimore metropolitan area.

2.	Basis of presentation

The accompanying statement of revenues over certain operating expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as amortization, interest, depreciation and corporate expenses. Therefore, the statement will not be comparable to the statement of operations of Acquiport Briggs Chaney, Inc. (the “Seller”) after the Property’s acquisition by the Company.

3.	Significant accounting policies

Rental revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line adjustment decreased revenue by approximately $41,000 for the year ended December 31, 2003 and approximately $15,000 for the three months ended March 31, 2004 (unaudited).

Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred.

Repairs and maintenance

Expenditures for ordinary maintenance and repairs are expensed to operations as they are incurred. Significant renovations and improvements, which extend the useful life of the underlying assets, are capitalized.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Leasing arrangements

The retail space in the property is leased to tenants under leases with terms that vary in length and conditions. Most leases contain operating expense and real estate tax recovery clauses and certain leases contain renewal options. The Seller’s interest in all lease agreements was assigned to the Company upon its acquisition of the property.

Briggs Chaney Plaza

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

5.	Future minimum rental commitments

Future minimum gross rental commitments under non-cancellable operating leases at December 31, 2003 are as follows:

2004	$2,728,000
2005	2,352,000
2006	2,076,000
2007	1,780,000
2008	1,089,000
Thereafter	5,224,000

$15,249,000

6.	Related party transactions

The Property is managed by RREEF, a related party to the owner of the Property. Management fees charged to operate the Property were approximately $88,000 for the year ended December 31, 2003 and approximately $26,000 for the three months ended March 31, 2004 (unaudited).

7.	Unaudited interim statement

The statement of revenues over certain operating expenses for the three months ended March 31, 2004 is unaudited. In the opinion of management all significant adjustments for a fair presentation of the statement of revenues over certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations for the property.

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet and

Condensed Consolidated Statement of Operations

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 presents consolidated information as if the April 2004 acquisition of Briggs Chaney Plaza had taken place on March 31, 2004. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2004 and the year ended December 31, 2003 present pro forma results of operations as if the acquisition had taken place as of the beginning of the reporting period.

The Company purchased Briggs Chaney Plaza on April 23, 2004.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Company’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent the Company’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended March 31, 2004 and December 31, 2003 are not necessarily indicative of the actual operating results for those periods.

The unaudited consolidated pro forma financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Form 10-Q for the three months ended March 31, 2004 and the Statements of Revenues Over Certain Expenses and Notes included elsewhere in this Form 8-K. In management’s opinion, all adjustments necessary to reflect these transactions have been made.

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2004

(In thousands)

	Historical	Pro Forma Adj’s		Pro Forma
Assets
Real estate at cost	$617,715	27,043	(1)	$644,758
Accumulated depreciation	(168,705)			(168,705)

	449,010			476,053

Cash and cash equivalents	6,100			6,100
Accounts receivable and accrued income, net	15,570			15,570
Prepaid expenses, net	21,031	1,422	(1)	21,953
		(500	)(2)
Deferred debt costs, net	4,498			4,498
Other assets	3,350			3,350

Total assets	$499,559	$27,965		$527,524

Liabilities
Notes payable and lines of credit	$379,269	26,889	(2)	$406,158
Dividends and distributions payable	10,260			10,260
Accounts payable, accrued expenses and other liabilities	11,221	733	(1)	12,297
		343	(2)
Deferred income	4,579			4,579

Total liabilities	405,329	27,965		433,294

Stockholders’ equity
Series A Cumulative Redeemable Preferred stock, par value $0.01 per share 1,000,000 authorized and 40,000 issued and outstanding shares	100,000			100,000
Common stock, $0.01 par value, 30,000,000 shares authorized 15,989,468 shares issued and outstanding	160			160
Additional paid-in capital	94,986			94,986
Accumulated deficit	(100,916)			(100,916)

Total stockholders’ equity	94,230	—		94,230

Total liabilities and stockholders’ equity	$499,559	$27,965		$527,524

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2004

(In thousands)

Notes to Pro Forma Balance Sheet

(1)	The Company accounted for the acquisition using the purchase method of accounting in accordance with SFAS 141, “Business Combinations.” The Company allocates the purchase price to various components such as land, buildings and intangibles related to in-place leases and customer relationships, if applicable, based on the relative fair value of each component.

Real estate

Purchase price	$27,250
Acquisition costs	482

Total acquisition cost	$27,732

Amount allocated to building	$17,179
Amount allocated to land	9,864

Real estate at cost	27,043
Amount allocated to tenant origination costs	1,422
Amount allocated to net lease intangibles	(733)

$27,732

(2)	Other adjustments to the Pro Forma Condensed Consolidated Balance Sheet represent line of credit draws; application of acquisition deposits; prepaid expense credits received at settlement, mainly real estate taxes; security deposits collected; and the assumption of certain accounts receivable and accrued liabilities from the sellers.

Property acquisition

Total acquisition costs	$27,732
Cash deposits held in escrow	(500)
Security deposits and other liabilities	(343)

Line of credit draws	$26,889

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

(In thousands, except per share amounts)

	Historical	Briggs Chaney Plaza	Pro Forma Adj’s		Pro Forma
Revenue
Base rent	$21,276	$549	$(1	)(1)	$21,824
Expense recoveries	3,894	134	—		4,028
Other	1,171	32	—		1,203

Total revenue	26,341	715	(1)		27,055

Operating expenses
Real estate expenses	5,352	204	—		5,556
Interest and amortization of debt expense	6,266	—	183	(2)	6,449
Deprecaition and amortization	4,638	—	143	(3)	4,781
General and administrative	1,756	—	—		1,756

Total operating expenses	18,012	204	326		18,542

Income from continuing operations	$8,329	$511	$(327)		$8,513

Shares - basic	15,947				15,947

Shares - diluted	15,974				15,974

Income from continuing operations per share - basic	$0.52				$0.53

Income from continuing operations per share - diluted	$0.52				$0.53

Notes to Pro Forma Statement of Operations

(1)	Represents amortization of the net intangible lease asset based on the average remaining life of the acquired leases.
(2)	Represents interest expense on line of credit draws totaling $26.9 million, used to fund the acquisition. The weighted average interest rate for the line of credit during the three months ended March 31, 2004 was 2.715%, based on LIBOR plus a spread of 1.625% to 1.875%.
(3)	Represents depreciation over 40 years, based upon the portion of the purchase price allocated to building plus amortization of tenant origination cost over the average remaining life of the acquired leases.

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2003

(In thousands, except per share amounts)

	Historical	Briggs Chaney Plaza	Pro Forma Adj’s		Pro Forma
Revenue
Base rent	$78,167	$2,141	$(5	)(1)	$80,303
Expense recoveries	14,438	489	—		14,927
Other	5,279	19	—		5,298

Total revenue	97,884	2,649	(5)		100,528

Operating expenses
Real estate expenses	20,114	914	—		21,028
Interest and amortization of debt expense	26,573	—	801	(2)	27,374
Deprecaition and amortization	17,838	—	571	(3)	18,409
General and administrative	6,213	—	—		6,213

Total operating expenses	70,738	914	1,372		73,024

Income from continuing operations	$27,146	$1,735	$(1,377)		$27,504

Shares - basic	15,591				15,591

Shares - diluted	15,608				15,608

Income from continuing operations per share - basic	$1.74				$1.76

Income from continuing operations per share - diluted	$1.74				$1.76

Notes to Pro Forma Statement of Operations

(1)	Represents amortization of the net intangible lease asset based on the average remaining life of the acquired leases.
(2)	Represents interest expense on line of credit draws totaling $26.9 million, used to fund the acquisition. The weighted average interest rate for the line of credit during the year ended December 31, 2003 was 2.979%, based on LIBOR plus a spread of 1.625% to 1.875%.
(3)	Represents depreciation over 40 years, based upon the portion of the purchase price allocated to building plus amortization of tenant origination cost over the average remaining life of the acquired leases.